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                  GENWORTH LIFE INSURANCE COMPANY OF NEW YORK
                           LIMITED POWER OF ATTORNEY

          NAMED REGISTRATION STATEMENTS FILED WITH THE SECURITIES AND
                 EXCHANGE COMMISSION ON FORM N-4 AND FORM N-6

The undersigned directors and officers of Genworth Life Insurance Company of New York, a New York corporation (the "Company"), hereby nominate and appoint Jac J. Amerell, Paul A. Haley, Thomas M. Stinson, Kevin E. Walker and Michael
D. Pappas, with full power to each of them to act in his or her name and in place of any and all capacities, to execute on behalf of the undersigned the following Registration Statements on Form N-4 and Form N-6 under the Securities Act of 1933 and the Investment Company Act of 1940 and to file any amendments and correspondence as such individuals deem necessary with the United States Securities and Exchange Commission:

    1. variable annuity contracts filed on Form N-4 (SEC File Nos. 333-39955, 333-47016, 333-97085, 333-106511, 333-140908, 333-143148, 333-143408,
       333-149656, 333-162504 and 333-162506); and

    2. variable life insurance policy filed on Form N-6 (SEC File No. 333-88312)

The above-named officers shall also have authority to file with the Securities and Exchange Commission all such pre-effective amendments, post-effective amendments, supplements, applications for exemption and other filings, submissions and communications relating to the above-named registration statements and applicable separate accounts, as well as authority to do and to perform each and every act necessary and/or appropriate as fully and with all intents and purposes as the Company itself and the undersigned officers and directors might or could do. The delegation of authority contained in this Limited Power of Attorney shall supercede all previous powers given by the directors and officers of the Company with respect to the above-named registration statements for the purposes described herein and shall continue in full force and effect until this Limited Power of Attorney is amended or rescinded or superceded by further action of the officers and directors of the Company.

IN WITNESS WHEREOF, the undersigned in their capacity as directors and/or officers, as indicated below, have caused this Limited Power of Attorney to be executed in their respective name for the specified purpose described above as of April 1, 2011.

                      (SIGNATURES ON THE FOLLOWING PAGES)

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                                    GENWORTH LIFE INSURANCE COMPANY OF NEW YORK
                                    By:  /s/ David J. Sloane
                                         -------------------------------
                                         David J. Sloane
                                         Chairperson of the Board,
                                         President and Chief Executive Officer

                                    By:  /s/ Thomas M. Stinson
                                         -------------------------------
                                         Thomas M. Stinson
                                         Director and President,
                                         Long Term Care Division

                                    By:  /s/ Paul A. Haley
                                         -------------------------------
                                         Paul A. Haley
                                         Director, Senior Vice President
                                         and Chief Actuary

                                    By:  /s/ Kevin E. Walker
                                         -------------------------------
                                         Kevin E. Walker
                                         Director, Senior Vice President
                                         and Chief Financial Officer

                                    By:  /s/ Patrick B. Kelleher
                                         -------------------------------
                                         Patrick B. Kelleher
                                         Director and Senior Vice President

                                    By:  /s/ Ward E. Bobitz
                                         -------------------------------
                                         Ward E. Bobitz
                                         Director, Vice President and Assistant
                                         Secretary

                                    By:  /s/ Ronald P. Joelson
                                         -------------------------------
                                         Ronald P. Joelson
                                         Director, Senior Vice President
                                         and Chief Investment Officer

                                    By:  /s/ Marshall S. Belkin
                                         -------------------------------
                                         Marshall S. Belkin
                                         Director

                                    By:  /s/ Richard I. Byer
                                         -------------------------------
                                         Richard I. Byer
                                         Director

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                                   By:  /s/ James J. Buddle
                                        -----------------------------------
                                        James J. Buddle
                                        Director

                                   By:  /s/ Harry D. Dunn
                                        -----------------------------------
                                        Harry D. Dunn
                                        Director

                                   By:  /s/ Alexandra Duran
                                        -----------------------------------
                                        Alexandra Duran
                                        Director

                                   By:  /s/ Terrence O. Jones
                                        -----------------------------------
                                        Terrence O. Jones
                                        Director

                                   By:  /s/ Jac J. Amerell
                                        -----------------------------------
                                        Jac J. Amerell
                                        Vice President and Controller